UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2020

Migom Global Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-216086	61-1787148
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 6th Ave, 3rd floor

New York, NY, 10036, USA

(Address of principal office)

(212) 257 6711

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ◻

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2020, Migom Global Corp. (the “Company”), entered into an asset purchase agreement with Heritage Equity Fund LP (the “Asset Agreement”). Pursuant to the Asset Agreement, the Company acquired all of the intellectual property of Heritage Equity Fund LP (“Heritage”) related to core banking front end and back end user interface software, banking and trading cloud-based and server software, and mobile applications (collectively, the “Assets”). In exchange for the Assets, the Company issued Heritage 30,000 shares of common stock of the Company, at a price per share of $9.00.

Also on April 21, 2020, the Company licensed the use of the Assets to Migom Bank Ltd. (the “Bank”), pursuant to a license agreement, by and between the Company and the Bank, dated April 21, 2020 (the “License Agreement”). Pursuant to the License Agreement, the Bank shall pay the Company $5,200 per month for the use of the Assets and $800 per month as a maintenance reserve fee.

Both the Asset Agreement and the License Agreement were undertaken by the Company with a related party. However, the terms of both agreements were made at arms-length.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 21, 2020, the Company completed the acquisition of the Assets of Heritage, pursuant to the terms of the asset purchase agreement, dated April 21, 2020. The Assets include the global intellectual property rights to certain core banking software, websites, mobile applications, Internet domain names and related items, and the goodwill of the business conducted using the said intellectual property.

Item 5.06 Change in Shell Company Status

Prior to the Asset Agreement and the License Agreement, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). Following the entry into the Asset Agreement and the License Agreement described in Item 1.01 and the acquisition described in Item 2.01 of this report on Form 8-K, the Company is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1	Asset purchase agreement, dated April 21, 2020, by and between the Company and Heritage Equity Fund LP.
10.2	License agreement, dated April 21, 2020, by and between the Company and Migom Bank Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 21, 2020

Migom Global Corp.

/s/ Georgi Parrik
By:	Georgi Parrik
Tile:	President

EXHIBIT INDEX

Exhibit No.	Document Description
10.1	Asset purchase agreement, dated April 21, 2020, by and between the Company and Heritage Equity Fund LP.
10.2	License agreement, dated April 21, 2020, by and between the Company and Migom Bank Ltd.

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